UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): September 8, 2015

Mallinckrodt public limited company

(Exact name of registrant as specified in its charter)

Ireland	001-35803	98-1088325
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Perth House, Millennium Way

Chesterfield, Derbyshire, United Kingdom S41 8ND

(Address of principal executive offices)

+44 424 626 3051

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On September 8, 2015, Mallinckrodt International Finance S.A. (“MIFSA”), a wholly-owned indirect subsidiary of Mallinckrodt plc (“Mallinckrodt” or the “Company”), borrowed $500,000,000 as a revolving loan (the “Revolving Loan”) under the revolving credit facility (the “Revolving Credit Facility”) established pursuant to that certain Credit Agreement, dated as of March 19, 2014 (as amended, supplemented or otherwise modified, the “Credit Agreement”), among the Company, MIFSA, Mallinckrodt CB LLC (together with MIFSA, the “Issuers”), the lenders party thereto and Deutsche Bank AG New York Branch, as administrative agent. Pursuant to the terms of the Credit Agreement, the Revolving Loan matures on March 19, 2019, and is prepayable prior to such date, in whole or in part, without premium or penalty at the election of MIFSA. After giving effect to the borrowing of the Revolving Loan, there was no remaining availability under the Revolving Credit Facility.

It is contemplated that the Revolving Loan will be used to finance, in part, Mallinckrodt’s previously announced acquisition (the “Acquisition”) of all of the capital stock of TGG Medical Solutions, Inc. (the “Target”). Therakos, Inc. (“Therakos”) is a wholly owned subsidiary of the Target. The Acquisition is expected to be completed in the third calendar quarter of 2015.

Item 7.01.	Regulation FD Disclosure.

Notes Offering

On September 9, 2015, the Issuers intend to commence the distribution of a confidential preliminary offering memorandum to potential investors relating to a proposed private offering by the Issuers (the “Offering”), subject to market and other conditions, of approximately $750 million of U.S. dollar-denominated senior unsecured notes due 2023 (the “Notes”). Mallinckrodt intends to use the proceeds from the Offering to finance, in part, the Acquisition and to pay certain fees and expenses related to the Offering and Acquisition. In addition, on September 8, 2015, Mallinckrodt received early termination of the waiting period under the U.S. Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, in connection with the Acquisition.

The Company is furnishing under this Item 7.01 the information included in Exhibit 99.1, which information is excerpted from the confidential preliminary offering memorandum to be distributed in connection with the Offering and which is incorporated in this Item 7.01 by reference.

On September 9, 2015, the Company issued a press release announcing the Issuer’s intent to commence the Offering. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated by reference in this Item 7.01.

The Notes will be offered and sold to qualified institutional buyers in the United States pursuant to Rule 144A and outside the United States pursuant to Regulation S under the Securities Act of 1933, as amended (the “Securities Act”).

The Notes have not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state laws.

Share Repurchase Program

In January 2015, the Board of Directors of Mallinckrodt plc approved a share repurchase program of up to $300.0 million of its ordinary shares. Consistent with this repurchase program and its preexisting capital allocation strategy, from June 27, 2015 through September 2, 2015, Mallinckrodt plc acquired approximately $75 million of its ordinary shares on the open market.

* * *

The information furnished pursuant to Item 7.01 of this Current Report on Form 8-K (including the exhibits) does not constitute an offer to sell or a solicitation of an offer to purchase the Notes or any other securities and does not constitute an offer, solicitation or sale in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful.

The information furnished pursuant to Item 7.01 of this Current Report on Form 8-K (including the exhibits) is being furnished and shall not be deemed “filed” under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be incorporated by reference into any filings by the Company under the Securities Act or under the Exchange Act, except as expressly set forth by specific reference in such a filing. The furnishing of information pursuant to this Item 7.01 will not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely by Regulation FD.

Forward-Looking Statements

Statements made herein that are not strictly historical, including statements regarding the Offering, the expected timetable for the completion of the Offering, the proposed acquisition of Therakos and the pending divestiture of Mallinckrodt’s global contrast media and delivery systems business and its urology imaging systems (the “CMDS Divestiture”), the benefits and synergies of the Therakos acquisition and the benefits of the CMDS Divestiture, future opportunities for the combined businesses, future financial condition and operating results, economic, business, competitive and/or regulatory factors affecting Mallinckrodt’s or Therakos’ businesses, and any other statements regarding events or developments that we believe or anticipate will or may occur in the future, may be “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, and involve a number of risks and uncertainties. Forward-looking statements generally will be accompanied by words such as “anticipate,” “believe,” “plan,” “could,” “should,” “estimate,” “expect,” “forecast,” “outlook,” “guidance,” “intend,” “may,” “might,” “will,” “possible,” “potential,” “predict,” “project,” or other similar words, phrases or expressions. There are a number of important factors that could cause actual events to differ materially from those suggested or indicated by such forward-looking statements and you should not place undue reliance on any such forward-looking statements. There are a number of important factors that could cause actual events to differ materially from those suggested or indicated by such forward-looking statements and you should not place undue reliance on any such forward-looking statements. These factors include risks and uncertainties related to, among other things: general economic conditions and conditions affecting the industries in which Mallinckrodt and Therakos operate; the commercial success of Mallinckrodt’s products and Therakos’ photopheresis platforms; Mallinckrodt’s and Therakos’ ability to satisfy the Therakos purchase agreement conditions and complete the Therakos acquisition on the anticipated timeline or at all; the availability of financing, including the financing contemplated by the Offering, on anticipated terms or at all; Mallinckrodt’s ability to successfully integrate acquisitions of operations, technology, products, employees and businesses generally and to realize anticipated growth, synergies and costs savings from its recently completed acquisitions and the Therakos acquisition; Mallinckrodt’s and Therakos’ performance and maintenance of important business relationships; changes in laws and regulations; Mallinckrodt’s ability to identify, acquire or close future acquisitions; Mallinckrodt’s and Therakos’ ability to successfully develop or commercialize new products; Mallinckrodt’s and Therakos’ ability to protect intellectual property rights; Mallinckrodt’s ability to receive procurement and production quotas granted by the U.S. Drug Enforcement Administration; customer concentration; Mallinckrodt’s and Therakos’ reliance on certain individual products that are material to its financial performance; cost containment efforts of customers, purchasing groups, third-party payers and governmental organizations; the reimbursement practices of a small number of public or private insurers; limited clinical trial data for H.P. Acthar® Gel; complex reporting and payment obligations under healthcare rebate programs; Mallinckrodt’s ability to achieve anticipated benefits of price increases; Mallinckrodt’s ability to achieve expected benefits from restructuring activities; complex manufacturing processes; competition; product liability losses and other litigation liability; ongoing governmental investigations; material health, safety and environmental liabilities; retention of key personnel; conducting business internationally; and the effectiveness of information technology infrastructure. These and other factors are identified and described in more detail in the “Risk Factors” section of Mallinckrodt’s Annual Report on Form 10-K for the fiscal year ended September 26, 2014 and Quarterly Reports on Form 10-Q for the quarterly periods ended March 27, 2015 and June 26, 2015. The forward-looking statements made herein speak only as of the date hereof and Mallinckrodt does not assume any obligation to update or revise any forward-looking statement, whether as a result of new information, future events and developments or otherwise, except as required by law.

Item 9.01.	Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits. See Exhibit Index.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 9, 2015

MALLINCKRODT PUBLIC LIMITED COMPANY

	By:	/s/ Kenneth L. Wagner
Name: Kenneth L. Wagner
Title: Vice President and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Excerpts from Preliminary Offering Memorandum, dated September 9, 2015 (Transaction Rationale, Summary Combined EBITDA and Adjusted EBITDA, Summary Historical Financial Data of Mallinckrodt, Summary Historical Financial Data of Therakos, Summary Historical Financial Data of the Businesses Comprising the Pending CMDS Divestiture, Risks Related to the Therakos Acquisition, Risks Related to the Businesses of the Combined Company, Risks Related to the Pending CMDS Divestiture, Risks Related to Therakos’ Business, Description of Therakos’ Business and Description of Target).

99.2	Press Release, dated September 9, 2015.